EXH 10.5
                            LETTER AMENDMENT NO. 2


                              As of June 30, 1998



The Prudential Insurance Company
 of America
U.S. Private Placement Fund
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

          We refer to the Master Shelf Agreement dated as of April 17, 1997, as amended by Letter Amendment No. 1 dated March 31, 1998 (as amended, the "AGREEMENT"), among the undersigned, TransMontaigne Inc., formerly known as TransMontaigne Oil Company, (the "COMPANY") and The Prudential Insurance Company of America ("PRUDENTIAL") and U.S. Private Placement Fund (collectively, the "PURCHASERS"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

          On April 17, 1997 the Company issued to the Purchasers $50,000,000 aggregate principal amount of its 7.85% Series A Senior Notes due April 17, 2003 and on December 16, 1997 the Company issued to Prudential $25,000,000 aggregate principal amount of its 7.22% Series B Senior Notes due October 17, 2004. The Company has advised you that TransMontaigne Pipeline Inc. intends to make an investment in West Shore Pipe Line Company, a Delaware corporation ("WEST SHORE"), by purchasing 15.38% of the capital stock of West Shore for an aggregate purchase price of $29,219,300 (the "WEST SHORE INVESTMENT") and also that the Company intends to change the fiscal year of the Company and its Subsidiaries from the year ending April 30, to the year ending June 30. The Company requests that you amend the Agreement to permit the West Shore Investment and to provide for such change of fiscal year. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:

          1. AMENDMENTS. The Agreement is, effective the date first above written, hereby amended as follows:

               (a) PARAGRAPH 5A. The second sentence of paragraph 5A of the Agreement is amended to read in its entirety as follows:

                    "On or before June 29, 1998, the fiscal year of the Company and its Subsidiaries shall end on April 30 in each year and the fiscal quarters of the Company and its Subsidiaries shall end on July 31, October 31, January 31 and April 30 in each year; from and after June 29, 1998, the fiscal year of the Company and its Subsidiaries shall end on June 30 in each year and the fiscal quarters of the Company and its Subsidiaries shall end on September 30, December 31, March 31 and June 30 in each year."

               (b) PARAGRAPH 6A(2). Paragraph 6A(2) of the Agreement is amended in full to read as follows:

                    "6A(2) LEVERAGE RATIO. The Company will not permit the Leverage Ratio of the Company and its Subsidiaries at any time during each period specified below to equal or exceed the percentage set forth below next to such period:

                    Period                                     Percentage
                    ------                                     ----------
                    To and including June 29, 2001                 65%

                    From and including June 30, 2001               60%
                    to and including June 29, 2002

                    June 30, 2002 and thereafter                   55%

               (c) PARAGRAPH 6C(2). Clause (xv) of paragraph 6C(2) of the Agreement is amended by substituting for the word "April" each time it appears the word "June".

               (d) PARAGRAPH 6C(4). Paragraph 6C(4) of the Agreement is amended by renumbering paragraph 6C(4)(vii) to become 6C(4)(viii) and by inserting a new paragraph 6C(4)(vii) reading in its entirety as follows:

                    "(vii) The Investment of TransMontaigne Pipe Line Inc. in 15.38% of the capital stock of West Shore Pipe Line Company, a Delaware corporation, for a purchase price not to exceed $29,500,000."

               (e) SCHEDULE 5A(I). Schedule 5A(i) to the Agreement is amended by amending the heading of section 8 thereof to refer to paragraph 6C4(viii).

          2. CONSENT OF GUARANTORS. Each Guarantor under the Guaranty contained in paragraph 11 of the Agreement, hereby consents to this letter amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said letter amendment, all references in the Guaranty to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by said letter amendment.

          3. CONSENT OF PLEDGORS. Each of the Company and TransMontaigne Transportation Services Inc. is a Pledgor under the Pledge Agreement (the "PLEDGORS") and each hereby agrees that (i) the Pledge Agreement shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, this letter amendment, all references in the Pledge Agreement to the Loan Documents shall mean the Loan Documents as amended by this Amendment and (ii) all of the Loan Security described therein does, and shall continue to, secure the payment by the Pledgors of their obligations under the Loan Documents, as amended by this letter amendment.

          4. REPRESENTATIONS AND WARRANTIES. In order to induce you to enter into this Amendment, each of the Obligors hereby represents and warrants that each of the representations and warranties contained in paragraph 8 of the Agreement is true and correct on the date hereof.

          5.  MISCELLANEOUS.

              (a) EFFECT ON AGREEMENT. On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

              (b) COUNTERPARTS. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

              (c) EFFECTIVENESS. This letter amendment shall become effective as of the date first above written when and if:

                   (I) counterparts of this letter amendment shall have been executed by the Company, each Guarantor and the Pledgors and you;

                   (II) the covenants of the Company set forth in the Bank Agreement shall have been amended to reflect the covenant modifications of the Agreement made herein; the Required Holders hereby consent to such amendments and waivers under the Bank Agreements;

                   (III) no Default or Event of Default under the Agreement shall have occurred and be continuing;

                   (IV) the Bank Agent and other requisite holders, if any, of the Indebtedness issued under the Bank Agreement shall have consented to the amendments of the Agreement set forth herein; and

                   (V) prior to the closing of the West Shore Investment, the Company shall have provided to the holder of Notes the certificate of a Financial Officer required by the last paragraph of paragraph 6C(4) of the Agreement.

              (d) FEES. The Company agrees to pay Prudential $1,250 for the allocated costs of internal counsel for the preparation of this Amendment.

              (e) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE 0F NEW YORK.

              If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this letter amendment to TransMontaigne Inc., 370 17th Street, Suite 2750, Denver, Colorado 80202, Attention of Harold R. Logan.

                         Very truly yours,

                         TRANSMONTAIGNE INC.
                         (f/k/a TransMontaigne Oil Company)



                         By:  /s/ Richard E. Gathright
                            -------------------------------
                              Title:  President

                         GUARANTORS/PLEDGORS
                         TRANSMONTAIGNE PRODUCT SERVICES INC.
                         TRANSMONTAIGNE PIPELINE INC.
                         TRANSMONTAIGNE TERMINALING INC.
                         TRANSMONTAIGNE TRANSPORTATION
                          SERVICES INC.
                         BEAR PAW ENERGY INC.



                         By:  /s/ Richard E. Gathright
                            -----------------------------------
                             As C.E.O. of each of the foregoing
                             corporations



Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA


By:  /s/ Randall M. Kob
   -------------------------
   Vice President


U.S. PRIVATE PLACEMENT FUND

By: Prudential Private Placement
    Investors, L.P., Investment Advisor

By: Prudential Private Placement
    Investors, Inc., its General Partner


By:  /s/  Randall M. Kob
   -------------------------
   Vice President